FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
                       FIRST INVESTORS GLOBAL FUND, INC.
                     FIRST INVESTORS GOVERNMENT FUND, INC.
                     FIRST INVESTORS HIGH YIELD FUND, INC.
                     FIRST INVESTORS FUND FOR INCOME, INC.
                          FIRST INVESTORS SERIES FUND
                 FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
            FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT SERIES,
                    A Series of First Investors Series Fund
              FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
               FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
      Supplement to Statement of Additional Information dated May 1, 1995
                      FIRST INVESTORS SERIES FUND II, INC.
    Supplement to Statement of Additional Information dated January 12, 1995

                This supplement supersedes all prior supplements

1. The following paragraph should be added to "Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services - Systematic Withdrawal Plan."

     Class B shareholders may establish a Systematic Withdrawal Plan ("Plan") and elect to receive up to 8% of the net asset value of their account (calculated as set forth below) each year without incurring any contingent deferred sales charge ("CDSC"). Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the net asset value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the net asset value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

2. On May 30, 1995, the following Director/Trustee was added to "Directors and Officers" or "Trustees and Officers," as applicable.

James M. Srygley, Director/Trustee (63), 33 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

                                                                February 1, 1996
FISAI96